Provisions	12 Months Ended
Dec. 31, 2017
Provisions [abstract]
Provisions
Note 20 – Provisions

	Financial Guarantee*	Others	Total	Financial Guarantee*	Others**	Total
	2017			2016
	$ thousands			$ thousands
Balance at January, 1	118,763	768	119,531	-	41,686	41,686
Reclassified from long-term liabilities	-	-	-	34,263	-	34,263
Provision made during the year	-	-	-	130,193	-	130,193
Provision reversed to profit/(loss) during the year	-	-	-	(4,587)	-	(4,587)
Provision paid/ released	(74,421)	(768)	(75,189)	(36,023)	(40,170)	(76,193)
Effects of foreign currency	-	-	-	(5,083)	(748)	(5,831)
Balance at December, 31	44,342	-	44,342	118,763	768	119,531

* Relates to Kenon’s provision of financial guarantees to Chery in respect of an obligation of Qoros (see Note 10.C.b.7).

** Corresponds to a provision made by an I.C. Power’s subsidiary as a result of a regulator charge. Expenses related to this provision were recognized in the cost of sales in the amount of $15 million in 2015.